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                           Prudential Technology Fund
                   a series of Prudential Sector Funds, Inc.
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                       Supplement dated January 30, 2002
                       Prospectus dated Janaury 29, 2002

The following information supplements the information contained in the Prospectus of the Fund on page 29.

How the Funds are Managed
Portfolio Managers--Prudential Technology Fund

   Ted Lockwood has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Lockwood is a Managing Director of PIM and heads QM's quantitative equity, derivative and index funds. He has managed mutual fund portfolios since 1998 and investment portfolios since 1990. He is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He joined Prudential in 1988. Mr. Lockwood earned a B.S. from the State University of New York at Stony Brook and an M.S. and an M.B.A. from Columbia University.


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